Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and accompanies the quarterly report on Form 10-QSB (the “Form 10-QSB”) for the period ended March 31, 2007 of Chase Packaging Corporation (the “Company”). I, Ann W. Green Secretary/Treasurer (Principal Financial and Accounting Officer), certify that, to the best of my knowledge:

(1) The Form 10-QSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ann W. Green
Ann W. Green
Secretary/Treasurer (Principal Financial
and Accounting Officer)

May 15, 2007